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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   June 20, 2005
                                                  ---------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 001-13958                     13-3317783
----------------------------      ------------               -------------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


      The Hartford Financial Services Group, Inc.
      Hartford Plaza
      Hartford, Connecticut                                   06115-1900
      --------------------------------------------          --------------
      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:      (860) 547-5000
                                                      ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01   REGULATION FD DISCLOSURE.

The Hartford Financial Services Group, Inc. (the "Company") previously disclosed that it has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to the Company's group annuity products. The Company recently received an additional subpoena from the New York Attorney General's Office concerning the Company's broker compensation arrangements in connection with the sale of group annuity products. The Company continues to cooperate fully with the New York Attorney General's Office and the Connecticut Attorney General's Office.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  June 20, 2005               By: /s/ Neal S. Wolin
                                       -----------------------------------------
                                       Name:  Neal S. Wolin
                                       Title: Executive Vice President
                                              and General Counsel